UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

SCM Trust
(Exact name of registrant as specified in charter)

1050 17th Street, Suite 1710
Denver, CO 80265
 (Address of principal executive offices) (Zip code)

Stephen C. Rogers
1050 17th Street, Suite 1710
Denver, CO 80265
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report

DECEMBER 31, 2016

SHELTON GREATER CHINA FUND
SHELTON BDC INCOME FUND
SHELTON REAL ESTATE INCOME FUND

Historical Performance and Manager’s Discussion	2
About Your Fund's Expenses	8
Top Holdings and Sector Breakdown	9
Portfolio of Investments	10
Statement of Assets & Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Additional Information	29
Board of Trustees and Executive Officers	30

(800) 955-9988

www.sheltoncap.com

email us at info@sheltoncap.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of The SCM Trust which contains information about the management fee and other costs. Investments in shares of The SCM Trust are neither insured nor guaranteed by the U.S. Government.

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2016

Greater China Fund

Market Review

The Shelton Greater China Fund’s (the “Fund”, sym: SGCFX) performance was correlated to, but trailed, the returns of the Fund’s benchmark, the MSCI Golden Dragon Index (the “Index”), over the course of the reporting period. The Fund returned 1.95% for the year compared to 5.40% for the benchmark index. After losing 14.8% in the first 3 weeks of the year, the Fund traded in a -10% to -15% range over the next month before moving back toward breakeven. By April 19th the Fund was down 1.31% YTD. The Fund and index began trending downward again through mid-May, dropping back to -10.45% YTD by May 19. The market trended upward mid-May to September, peaking on September 22 at the high point for the year, up 9.83% YTD. There was little volatility until early November when the Fund and benchmark both began to fall again, in large part due to the election of President Donald Trump and related possible U.S. trade policy changes.

The Chinese economy, which is the anchor point of the greater China region, reported GDP growth of 6.7% in each of the first 3 quarters of 2016 and 6.8% in the final quarter of the year, all within the target range of 6.5-7.0%. The IMF has boosted their forecast of China’s 2017 growth to 6.5%, but sees rising debt levels reducing anticipated 2018 growth to 6.0%. While higher than the prior year, China’s current inflation, as measured by the CPI YOY is 2.1%, still below the target rate of 3%, leaving policy makers room for additional stimulus. Shelton Capital believes that while the path may be volatile, the underlying trends for China still point to continued economic expansion which should translate over the long term into value for the equity markets in the Greater China region. However, there is significant concern over how actual policy will develop, especially with regard to US-China trade policy and disputed territories in the South China Sea. In addition, concerns remain over the quality of official Chinese government economic data and the lack of transparency in the shadow banking system, i.e., the potentially unrecognized bad debt held by Chinese banks.

Fund Performance

The Fund continues to be geographically diversified across the region with exposure to China, Hong Kong and Taiwan, though the Fund has higher exposure to Hong Kong and mainland China domiciled companies and less exposure to Taiwan than the Index. The Fund is diversified across market sectors and Fund holdings continue to reflect the broad market with the majority of the assets invested in the Financial and Information Technology sectors. The Fund’s largest holding, Tencent Holdings Ltd, once again contributed strong positive returns to the portfolio in 2016, as did Taiwan Semiconductor Manufacturing Company, Ltd. Banks which performed poorly in 2015, including BOC Hong Kong Holdings and China Construction Bank, bounced back with strong positive returns in the reporting period. Chemical companies Kingboard Chemical Holdings and Sinopec Shanghai Petrochemical Co. also made strong contributions to the Fund’s return. Laggards held by the Fund represented many different sectors, with no obvious concentrations, and included China Taiping Insurance Holdings Company, Haier Electronics Group Co., Ltd., China Resources Power Holdings Company Limited, and China Everbright International Limited.

Long-Term Market Themes

Shelton Capital believes China will experience strong economic growth relative to the U.S. and other developed markets for the foreseeable future, which should be reflected in the equity markets. Shelton Capital also believes that the Greater China region’s equity markets will continue to exhibit volatility due to, among other factors, growth expectations possibly not being realized at a steady pace; uncertainty due to the aforementioned evolving US-China relationship; a lack of transparency (relative to domestic US markets); and influence of a very strong central government. Shelton Capital will continue to maintain a portfolio diversified across the region and sectors, using the Index as a guideline and over or under weighting by geography or sector as our views evolve. Sector concentrations as well as specific stock investments will be guided by macro events as well as who Shelton Capital believes to be the likely beneficiaries of changes in government policy. Shelton Capital will watch the financial services sector for reforms that provide expanded access to the Chinese financial markets to both foreigners and Chinese nationals and target companies that will benefit from those reforms. Shelton Capital will continue to look for opportunities to invest in companies that can provide energy in a more pollution-efficient manner, as the central government is aware that current pollution levels are now an impediment to future growth. Construction should continue to benefit from China’s continued rapid urbanization and stimulus in the form of major infrastructure projects. Shelton Capital continues to look for companies that are well positioned to sell goods and services to China’s rapidly growing middle class.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2016

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Average Annual Total Returns for periods ended 12/31/16
Fund/Benchmark	One Year	Since 6/11/2011 (Annualized)	Five Year (Annualized)*	Ten Year (Annualized)*
Shelton Greater China Fund	1.95%	-0.82%	4.28%	0.56%
MSCI Golden Dragon Index	5.40%	2.16%	6.92%	4.35%
*    The Fund’s investment objective and investment advisor have changed. See Note 1 of the Notes to Financial Statements for more information about the change in investment objective and see Note 3 of the Notes to Financial Statements for more information about the change in investment advisor. On June 11, 2011, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2016

BDC Income Fund

The Shelton BDC Income Fund (the “Fund”, sym: LOANX/LOAIX) commenced operations in May 2014 as the AR Capital BDC Income Fund and reorganized into the Shelton BDC Income Fund on November 4, 2016. The Fund is a series of the SCM trust and is registered with the SEC as a non-diversified, open-end management investment company. The Fund focuses its investments in securities of Business Development Companies (“BDC”s) including common stock, preferred stock, convertible bonds and other debt. Under normal market conditions, at least 80% of the Fund’s net assets will be invested BDC related securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one year period ending December 31, 2016, the Fund’s Investor Class provided a +16.9% total return to shareholders, while the Fund’s Institutional Class provided a +15.9% total return to shareholders. The Fund’s benchmark, the Fargo BDC Index (sym: WFBDC), returned +24.4% for the same period. At period-end, 100% of the Fund’s investments were in U.S. domiciled securities. The breakdown of the portfolio was 72% listed BDCs, 13% Specialty Finance, 11% BDC Preferred and 4% cash.

BDC stocks were in strong demand beginning in mid-February, coinciding with the lows in the S&P 500 and oil. President Trump’s election, along with the campaign promises of fiscal stimulus and deregulation, provided a backdrop for long awaited economic growth and an improved business environment for middle market companies in particular. The yield advantage of BDCs (yielding 8-10%) contrasted with 10 year Treasury rates of 2.5% caused investors to add exposure in financial related stocks as the hunt for yield resumed in earnest. The floating rate assets embedded in most BDC portfolios offered an attractive alternative to fixed-income investors looking to protect against principal loss that may occur if rates rise significantly. An additional contributor to the positive fund flows in BDCs was the approaching merger of Ares Capital (ARCC) and American Capital (ACAS) with a large cash distribution to ACAS shareholders expected upon completion in early 2017. The first quarter rally in crude oil and energy related assets caused those BDCs with heavy exposure to the energy sector such as Prospect Capital (PSEC) and Gladstone Capital (GLAD) to have sharp rebounds from their 2015 prices.

Looking ahead, despite the run-up in BDCs, Shelton Capital remains cautiously optimistic towards specific types of BDC portfolios. Balance sheets appear lowly levered as many BDC management teams have built up cash levels during the past six months. Whereas fundamentals remain sound in many industries, the level of asset prices has decreased the risk/reward attractiveness and may put somewhat of a price cap on mid-market assets. In this environment, Shelton Capital looks for managements teams well placed to generate rates of return through organic investments, rather than through the employment of leverage. Additionally, there have been expectations in the market about the removal of the current Acquired Fund Fees and Expenses disclosure which requires a fund-of-funds’ prospectus to include the operating expenses of the underlying funds. This became an SEC requirement in January 2007 with the unintended consequence of making BDCs ineligible for indices such as Russell and S&P. An overturn of the rule may be a large technical positive and expand institutional ownership for longer BDCs.

Thank you for your support and the confidence you have placed in the Shelton BDC Income Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2016

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES Average Annual Total Returns for periods ended 12/31/16
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton BDC Income Fund	15.88%	N/A	N/A	3.15%
Wells Fargo BDC Index	24.42%	N/A	N/A	5.01%

INVESTOR SHARES Average Annual Total Returns for periods ended 12/31/16
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton BDC Income Fund	16.89%	N/A	N/A	3.42%
Wells Fargo BDC Index	24.42%	N/A	N/A	5.01%

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2016

Real Estate Income Fund

The Shelton Real Estate Income Fund (“The Fund”, sym: RENTX/RENIX) commenced operations in June 2013 as the AR Capital Real Estate Income Fund. The AR Capital Real Estate Income Fund reorganized into the Shelton Real Estate Income Fund on November 4, 2016. The Fund is a series of SCM Trust and is registered with the SEC as a non-diversified, open-end management investment company. The Fund focuses its investments in real estate securities, including securities issued by real estate investment trusts (REITs). Under normal market conditions, at least 80% of its net assets will be invested in income producing real estate common equity, preferred equity and debt securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one year period ending December 31, 2016, the Fund’s Investor Class provided a 6.6% total return to shareholders, while the Fund’s Institutional Class provided a 6.4% total return to shareholders. These results lagged the broader REIT market (as defined by the S&P U.S.A. REIT Index) by 1.9% and 2.1%, respectively. The Fund was primarily exposed to the U.S. stock market as of December 31, 2016. At year-end, approximately 96% of the Fund’s investments were held in U.S. domiciled securities. The Fund’s largest equity exposures to non-U.S. issuers were in Great Britain at 1.8%, followed by France (1.4%) and Germany (1.3%); any remaining individual country exposure amounted to less than 0.5%. The Fund’s cash position at year-end was 4.4%. Our largest international currency exposure was to the Euro, at 3.5%, followed by the U.K. Pound (1.8%), while our concentration to both the Australian Dollar and Japanese Yen was roughly 0.4% each.

The Shelton Real Estate Income Fund started 2016 in much the same way most U.S. equities did, under pressure from a slowing Chinese economy, a fresh increase in short-term U.S. interest rates and plummeting energy prices. Concerns regarding the Chinese economy proved to be overdone, and following a trough in 1Q16, oil surged over 100% to finish the year over $50 a barrel. The Fund’s exposure to U.S. apartment REITs and U.S. industrial REITs were negatively impacted by these global macroeconomic trends. As markets recovered into the summer of 2016, supported by more dovish commentary from the U.S. Federal Reserve, so did shares of the Fund. The unexpected passing of the U.K. referendum to leave the European Union in June 2016 negatively and disproportionately impacted our U.K. REIT and real estate positions. However, the Fund had already begun to increase its cash position, following an 18% recovery in REITs shares since their February low. Through the remainder of the summer and fall of 2016, the Fund’s excess cash position provided a defensive buttress to an over 18% retracement in the REIT market through mid-November 2016. Throughout the fourth quarter, the Fund kept pace with the broader REIT market in absolute terms, but exhibited significantly lower volatility.

Moving forward, Shelton Capital remains cautiously optimistic toward REIT valuations. Commercial real estate fundamentals are sound. Supply across most sectors and markets remains disciplined while steady economic growth continues to support increasing rental rates and solid occupancies. Aging global demographics and the search for yield provide a demand tailwind for both direct real estate mandates by insurance companies and pension funds. In addition, S&P Dow Jones Indices, a leading provider of financial market indices, and MSCI Inc., a leading provider of investment decision support tools worldwide, created a new Real Estate Sector under the Global Industry Classification Standard (GICS®), which may compel financial portfolio managers and pension consultants to re-examine concentrations and exposure to listed REIT securities. REIT balance sheets remain healthy, carrying historically low leverage while near-term debt maturities appear manageable. Notwithstanding higher U.S. interest rates, unprecedented global monetary stimulus may still provide a supportive financing backdrop, possibly allowing REITs to dispose of slower growth assets. However, risks remain to both fundamentals and sentiment. Geopolitical uncertainty has resulted in economic headwinds which may soften transaction volumes, temper growth prospects and/or increase equity risk premiums. On balance, we believe real estate related securities provide a compelling investment opportunity. We thank you for your support and the confidence you have placed in the Shelton Real Estate Income Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2016

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES Average Annual Total Returns for periods ended 12/31/16
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Real Estate Income Fund	6.56%	N/A	N/A	8.46%
S&P U.S. REIT Index	8.49%	N/A	N/A	9.93%

INVESTOR SHARES Average Annual Total Returns for periods ended 12/31/16
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Real Estate Income Fund	6.42%	N/A	N/A	8.28%
S&P U.S. REIT Index	8.49%	N/A	N/A	9.93%

About Your Fund’s Expenses (Unaudited)	December 31, 2016

The Funds’ advisor, Shelton Capital Managment (“Shelton Capital”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Funds’ gross income, directly reduce the investment return of the Funds. The Funds’ expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the oncoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first line of the tables below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the onging costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds do not charge any sales charges. There is a redemption fee of 2% for shares of the Greater China Fund purchased that are held for 90 days or less from the date of purchase.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value July 1, 2016 (in U.S. Dollars)	Ending Account Value December 31, 2016 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)	Net Annual Expense Ratio
Greater China Fund
Direct Shares
Based on Actual Fund Return	$ 1,000	$ 1,051	$ 10.21	1.98%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,015	$ 10.03	1.98%

BDC Income Fund
Institutional Shares LOAIX
Based on Actual Fund Return	$ 1,000	$ 1,108	$ 55.05	10.39%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 973	$ 51.53	10.39%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,106	$ 56.33	10.64%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 972	$ 52.74	10.64%

Real Estate Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 989	$ 5.85	1.17%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 5.94	1.17%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 988	$ 7.10	1.42%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 7.20	1.42%

*	Expenses are equal to the Fund’s expense ratio annualized.

Top Holdings and Sector Breakdowns (Unaudited)	December 31, 2016

Shelton Greater China

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Tencent Holdings Ltd	$530,944	7.58%
2	Taiwan Semiconductor Manufacturing Co.	288,810	4.12%
3	China Construction Bank Co.	288,754	4.12%
4	China Mobile Ltd	274,595	3.92%
5	Industrial & Commercial Bank of China Ltd.	270,490	3.86%
6	China State Construction	269,310	3.84%
7	AIA Group Ltd	265,215	3.78%
8	Chunghwa Telecom Co Ltd.	258,246	3.68%
9	BOC Hong Kong Holdings Ltd.	250,543	3.57%
10	China Everbright International Ltd.	231,508	3.30%

Shelton BDC Income Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	American Capital	$2,491,041	18.56%
2	Newstar Financial	1,530,043	11.40%
3	Triplepoint Venture Capital	1,315,861	9.80%
4	Fifth Street Financial	1,231,416	9.18%
5	Fifth Street Senior Floating Rate Corporation	1,099,751	8.19%
6	Hercules Technology Growth	911,167	6.79%
7	Alcentra Capital	817,383	6.09%
8	Saratoga Investment Corporation	645,000	4.81%
9	Garrison Capital	597,755	4.45%
10	OXLC 8 1/8	584,947	4.36%

Shelton Real Estate Income Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Brixmor Property Group Inc.	$898,656	5.99%
2	General Growth Properties Inc. 6.375%	669,870	4.47%
3	Summit Hotels Property Inc. 7.875%	663,414	4.42%
4	CBL & Associates Properties Inc. 6.625%	645,775	4.30%
5	DPR Corporation 6.25%	530,218	3.53%
6	North Star Realty Finance Corporation 8.75%	511,537	3.41%
7	Regency Centers Corporation 6.625%	481,920	3.21%
8	Duke Realty Corporation	460,816	3.07%
9	Equity Residential	456,956	3.05%
10	Retail Properties of America Inc.	444,570	2.96%

Shelton Greater China Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2016

Security Description	Shares	Value
Common Stock (97.33%)

Basic Materials (7.37%)
Fosun International Ltd	43,368	$61,418
Kingboard Chemical Holdings	74,000	224,296
Nine Dragons Paper Holdings	80,000	72,538
Sinopec Shanghai Petroche	186,000	100,759
Zhaojin Mining Industry Co.	40,000	34,412
Zijin Mining Group Co Ltd	116,000	37,404

Total Basic Materials		530,827

Communications (15.22%)
China Mobile Ltd	25,900	274,595
Chunghwa Telecom Co Ltd	82,000	258,246
PCCW Ltd	59,000	31,961
Tencent Holdings Ltd	21,700	530,944

Total Communications		1,095,747

Consumer, Cyclical (5.50%)
ANTA Sports Products Ltd	27,000	80,619
Baic Motor Corp Ltd	80,000	71,197
Galaxy Entertainment Group	4,000	17,438
Great Wall Motor Co Ltd	33,000	30,816
Haier Electronics Group Co	75,000	118,017
Sands China Ltd	9,200	39,989
Wynn Macau Ltd	24,000	38,199

Total Consumer, Cyclical		396,274

Consumer, Non-Cyclical (4.66%)
China Mengniu Dairy Co Ltd.	32,000	61,663
Sihuan Pharmaceutical Holdings	284,000	79,121
Sinopharm Group Co Ltd	13,500	55,632
TTY Biopharm Co Ltd	13,943	44,344
Uni-President Enterprises	57,374	95,063

Total Consumer, Non-Cyclical		335,823

Diversified (2.05%)
CK Hutchison Holdings Ltd	13,000	147,385

Total Diversified		147,385

Energy (6.25%)
China Everbright International	204,200	231,508
China Longyuan Power Group	52,000	40,644
China Petroleum & Chemica	78,000	55,332
CNOOC Ltd	56,000	70,062
PetroChina Co Ltd	70,000	52,185

Total Energy		449,732

Financial (35.86%)
Banks (19.73%)
Bank of China Ltd	431,000	191,231
BOC Hong Kong Holdings Ltd.	70,000	250,543
China CITIC Bank Corp Ltd	135,000	85,843
China Construction Bank Co.	375,000	288,754
China Minsheng Banking Co.	33,000	35,285
Chongqing Rural Commercial	191,000	112,090
Hang Seng Bank Ltd	10,000	186,118
Industrial & Commercial Bank of China Ltd	451,000	270,490
		1,420,353

Diversified Financial Services (4.17%)
China Everbright Ltd	20,000	38,075
Fubon Financial Holding Co.	89,713	141,964
Hong Kong Exchanges and Co.	5,100	120,508
		300,547

Insurance (5.96%)
AIA Group Ltd	47,000	265,215
China Taiping Insurance Holdings*	55,764	115,079
PICC Property & Casualty	31,457	49,012
		429,306

Real Estate (6.00%)
Cheung Kong Property Holdings	13,000	79,729
Hysan Development Co Ltd	31,000	128,148
New World Development Co	30,666	32,433
Sun Hung Kai Properties Ltd.	15,166	191,699
		432,009

Total Financial		2,582,215

Industrial (9.77%)
China Communications Services Ltd.	106,000	67,539
China State Construction	180,000	269,310
CTCI Corporation	37,000	55,909
Hon Hai Precision Industry Co.	22,250	58,129
Largan Precision Co Ltd	1,000	117,596
Sunny Optical Technology	12,000	52,546
Tianneng Power International	90,000	82,650

Total Industrial		703,680

Technology (5.84%)
Asustek Computer Inc	6,000	49,334
Chipbond Technology Corporation	58,000	82,693
Taiwan Semiconductor Manufacturing	51,284	288,810

Total Technology		420,837

Utilities (4.81%)
China Resources Power Holdings	72,000	114,410
Hong Kong & China Gas Co.	43,923	77,840
Power Assets Holdings Ltd.	17,500	154,276

Total Utilities		346,526

Total Common Stock (Cost $5,789,941)		7,009,045

Total Investments (Cost $5,789,941) (a) (97.33%)		$7,009,045
Other Net Assets (2.67%)		191,289
Net Assets (100.00%)		$7,200,334

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $6,029,642

At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$1,317,681
Unrealized depreciation	(338,278)
Net unrealized appreciation	$979,403

See accompanying notes to financial statements.

Shelton BDC Income Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2016

Security Description	Shares	Value
Common Stock (84.87%)

Financial (84.87%)
Diversified Financial Services (10.91%)
Newstar Financial*	165,410	$1,530,043
		1,530,043

Investment Company (64.31%)
Alcentra Capital	68,286	817,383
American Capital*	139,009	2,491,041
Blackrock Capital	20,000	139,200
Fifth Street Financial	229,314	1,231,416
Fifth Street Senior Floating Rate Capital	126,263	1,099,751
Garrison Capital	63,931	597,755
Harvest Capital	35,910	493,763
Pennantpark Floating Rate Capital	7,000	98,770
Solar Capital Ltd.	13,669	284,589
THL Credit Inc	45,592	456,376
Triplepoint Venture Growth	111,703	1,315,861
		9,025,905

Private Equity (9.65%)
Fifth Street Asset Management	66,147	443,185
Hercules Technology Growth	64,576	911,167
		1,354,352

Total Financial		11,910,300

Total Common Stock (Cost $10,860,362)		11,910,300

Preferred Stock (10.76%)

Financial (10.76%)
Capitala Finance Corp 7.125%	10,966	280,072
Oxford Lane Capital Corp 8.125%	22,611	584,947
Saratoga Investment Corp*	25,000	645,000
		1,510,018

Total Preferred Stock (Cost $1,479,122)		1,510,018

Total Investments (Cost $12,339,484) (a) (95.63%)		$13,420,318
Other Net Assets (4.37%)		613,957
Net Assets (100.00%)		$14,034,275

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $12,775,107

At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$997,257
Unrealized depreciation	(352,046)
Net unrealized appreciation	$645,211

Shelton Real Estate Income Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2016

Security Description	Shares	Value
Common Stock (60.19%)

Consumer, Cyclical (0.22%)
Safestore Holdings PLC	8,000	$34,598

Total Consumer, Cyclical		34,598

Financial (59.97%)
REITS-Diversified (3.22%)
Empire State Realty Trust	9,000	181,710
Gecina SA	275	38,128
Icade SA	325	23,238
Land Securities Group PLC	1,750	23,051
Lexington Realty Trust	6,500	70,200
Liberty Property Trust	1,700	67,150
LondonMetric Property PLC	13,250	25,459
Merlin Properties Socimi SA	3,225	35,138
Mitsui Fudosan Co Ltd	2,000	46,384
		510,458

REITS-Health Care (4.87%)
Healthcare Trust of America	5,500	160,105
National Health Investors	900	66,753
Omega Healthcare Investor	7,614	238,014
Physicians Realty Trust	12,000	227,520
Welltower Inc	1,150	76,970
		769,361

REIT-Industrial (4.23%)
Duke Realty Corp	17,350	460,816
Nippon Prologis REIT Inc	3	6,145
Rexford Industrial Realty	7,400	171,606
Segro PLC	5,200	29,435
		668,002

REIT-Mortgage (6.95%)
Apollo Commercial Real Estate Finance	22,062	366,670
Blackstone Mortgage Trust	13,864	416,890
Starwood Property Trust Inc.	14,356	315,114
		1,098,675

REIT-Office (8.74%)
Alexandria Real Estate Equities	2,270	252,265
alstria office REIT-AG	800	10,050
Boston Properties Inc	1,388	174,583
Corporate Office Properties	2,400	74,928
Derwent London PLC	625	21,408
Great Portland Estates PL	2,250	18,586
Kilroy Realty Corporation	4,700	344,134
Mack-Cali Realty Corporation	6,100	177,022
Nippon Building Fund Inc	2	11,094
SL Green Realty Corporation	2,760	296,838
		1,380,907

See accompanying notes to financial statements.

Shelton Real Estate Income Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2016 (Continued)

Security Description	Shares	Value
Financial (59.97%) (Continued)
REIT-Operating Companies (1.82%)
Ado Properties SA	1,250	$42,203
Citycon OYJ	7,500	18,495
Deutsche EuroShop AG	275	11,216
Inmobiliaria Colonial SA	3,100	21,525
LEG Immobilien AG	350	27,244
Sponda OYJ	3,100	14,308
TLG Immobilien AG	1,600	30,208
UNITE Group PLC/The	5,570	41,708
Vonovia SE	2,500	81,493
		288,401

REIT-Residential (8.29%)
Apartment Investment & Management Co.	7,000	318,150
AvalonBay Communities Inc	1,233	218,426
Equity LifeStyle Properties	1,000	72,100
Equity Residential	7,100	456,956
Sun Communities Inc	3,200	245,152
		1,310,784

REIT-Retail (16.76%)
British Land Co Plc/The	6,200	48,226
Brixmor Property Group Inc	36,800	898,656
DDR Corp	18,108	276,509
Eurocommerci-Cva	275	10,612
General Growth Properties	14,600	364,708
Hammerson PLC	1,320	9,346
Intu Properties PLC	6,860	23,845
Klepierre	1,362	53,649
Mercialys SA	439	8,911
Retail Properties of American	29,000	444,570
Scentre Group	12,250	41,158
Simon Property Group Inc	1,825	324,248
Unibail-Rodamco SE	430	102,841
Vastned Retail NV	167	6,493
WERELDHAVE NV	150	6,765
Westfield Corp	4,100	27,847
		2,648,383

REIT-Specialized (5.09%)
Digital Realty Trust Inc	3,400	334,084
EPR Properties	2,246	161,195
Extra Space Storage Inc	4,000	308,960
		804,239

Total Financial		9,479,211

Total Common Stock (Cost $9,325,542)		9,513,809

Preferred Stock (33.08%)

Financial (33.08%)
REITS-Diversified (4.22%)
Northstar Realty Finance Corp 8.75%	20,021	511,537
PS Business Parks 6.75%	567	13,200
PS Business Parks 6.45%	5,698	142,906
		667,642

REITS-Hotel & Resort (5.15%)
Chesapeake Lodging Trust 7.75%	5,900	150,096
Summit Hotels Property Inc 7.875%	25,664	663,414
		813,510
REIT-Industrial (0.68%)
STAG Industrial Inc 6.625%	4,280	106,786
		106,786

REIT-Mortgage (1.16%)
ARMOUR Residential REIT Inc 7.875%	7,900	183,122
		183,122

REIT-Office (2.47%)
Alexandria Real Estate Equities 6.45%	11,570	289,829
Corporate Office Properties Trust 7.375%	4,000	100,800
		390,629

REIT-Retail (19.26%)
CBL & Associates Properties Inc 6.625%	28,054	645,775
Cedar Realty Trust Inc 7.25%	17,297	421,182
DDR Corp 6.25%	22,250	530,218
General Growth Properties Inc 6.375%	27,000	669,870
Kimco Realty Corp 6%	12,197	296,997
Regency Centers Corp 6.625%	19,200	481,920
		3,045,961

REIT-Specialized (0.14%)
Digital Realty Trust Inc 5.875%	800	19,144
EPR Properties 6.625%	100	2,496
		21,640

Total Financial		5,229,290

Total Preferred Stock (Cost $4,881,802)		5,229,290

	Par Value
Bonds & Notes (1.63%)

Sabra Health/Capital Corporation	$250,000	257,500

Total Bonds & Notes (Cost $249,157)		257,500

Total Investments (Cost $14,456,501) (a) (94.90%)		$15,000,599
Other Net Assets (5.10%)		805,384
Net Assets (100.00%)		$15,805,983

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $14,485,939

At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$933,453
Unrealized depreciation	(418,793)
Net unrealized appreciation	$514,660

See accompanying notes to financial statements.

Statements of Assets and Liabilities December 31, 2016 (Expressed in U.S. Dollars)

	Shelton Greater China Fund	Shelton BDC Income Fund	Shelton Real Estate Income Fund
Assets
Investments in securities
Cost of investments	$5,789,941	$12,339,484	$14,456,501
Market value of investments (Note 1)	7,009,045	13,420,318	15,000,599
Cash	118,375	79,036	696,491
Foreign Cash (Cost $83,847, $0 and $0 respectively)	82,934	—	—
Dividend and interest receivable	—	41,818	114,423
Receivable from investment advisor	8,691	21,269	43,529
Receivable for securities sold	—	541,859	—
Reclaim Receivable	—	—	1,214
Prepaid expenses	2,267	59,323	82,191
Total assets	$7,221,312	$14,163,623	$15,938,447

Liabilities
Payable to investment advisor	1,256	—	—
Payable for shares redeemed	1,372	4,847	5,038
Withholding tax payable	54	—	89
Distributions payable	—	78,513	52,122
Accrued 12b-1 fees	—	28,466	45,544
Accrued administration fees	532	1,022	1,128
Accrued expenses	16,847	16,132	27,219
Acrrued trustee fees	917	368	1,324
Total liabilities	$20,978	$129,348	$132,464

Net assets	$7,200,334	$14,034,275	$15,805,983

Net assets at December 31, 2016 consist of
Paid-in capital	18,580,808	17,152,834	16,845,942
Undistributed net investment income/(loss)	(26,038)	863	(16,772)
Accumulated net realized gain (loss)	(12,572,627)	(4,200,256)	(1,567,207)
Unrealized appreciation (depreciation) of investments	1,218,191	1,080,834	544,020
Total net assets	$7,200,334	$14,034,275	$15,805,983

Net assets
Direct Shares	7,200,334	—	—
Institutional Shares (a)	—	420,366	907,581
Investor Shares (a)	—	13,613,908	14,898,402

Shares outstanding
Direct (no par value, unlimited shares authorized)	1,049,037	—	—
Institutional Shares (no par value, unlimited shares authorized) (a)	—	46,160	102,932
Investor Shares (no par value, unlimited shares authorized) (a)	—	1,477,642	1,683,341

Net asset value per share
Direct Shares	6.86	—	—
Institutional Shares (a)	—	9.11	8.82
Investor Shares (a)	—	9.21	8.85

(a)	Effective after the close of business on November 4, 2016, Advisor Shares and Class A Shares were renamed to Institutional Shares and Investor Shares.

See accompanying notes to financial statements.

Statements of Operations (Expressed in U.S. Dollars)

	Shelton Greater China Fund	Shelton BDC Income Fund		Shelton Real Estate Income Fund
	For the Year Ended December 31, 2016	For the period April 1 to December 31, 2016 (a)	For the Year Ended March 31, 2016 (b)	For the period April 1 to December 31, 2016 (a)	For the Year Ended March 31, 2016 (b)
Investment income
Interest income	$—	$228	$211	$13,799	$14,419
Dividend income (net of foreign tax withheld: $12,295, $0, $0, $1,254, and $ 0 respectively)	249,352	973,359	2,233,924	537,830	1,408,378
Total	249,352	973,587	2,234,135	551,629	1,422,797

Expenses
Management fees (Note 2)	90,166	112,184	209,502	101,814	286,555
Administration fees (Note 2)	7,821	25,403	59,063	41,938	89,476
Transfer agent fees	5,877	31,144	58,315	27,336	76,612
Accounting services	11,165	15,924	36,837	25,975	38,007
Custodian fees	29,374	6,831	5,014	2,187	5,832
Broker Fees	—	—	—	50
Legal and audit fees	57,576	39,165	57,533	15,120	46,745
CCO fees (Note 2)	602	6,931	11,966	9,521	16,412
Trustees fees	6,614	6,348	10,904	6,420	8,046
Insurance	362	23,324	25,748	23,474	44,086
Registration and dues	5,601	36,727	60,050	36,522	64,343
Professional Fees	—	4,883	11,663	4,883	11,955
12b-1 fees
Class Investor (Note 2) (Class A)	—	23,357	29,942	20,649	36,449
Class C	—	28,692	36,975	36,768	81,725
Non 12b-1 shareholder servicing	—	—	7,710	—	6,694
Other expenses	11,954	6,448	19,510	5,955	22,856
Total expenses	227,112	367,361	640,732	358,612	835,793
Less reimbursement from manager (Note 2)	(84,130)	(160,178)	(281,806)	(154,139)	(305,545)
Net expenses	142,982	207,183	358,926	204,473	530,248
Net investment income	106,370	766,404	1,875,209	347,156	892,549

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions	143,360	67,313	(4,163,727)	1,309,166	1,142,444
Change in unrealized appreciation (depreciation) of investments	(133,934)	1,378,067	(195,811)	(1,088,363)	(2,384,622)
Net realized and unrealized gain (loss) on investments	9,426	1,445,380	(4,359,538)	220,803	(1,242,178)

Net increase (decrease) in net assets resulting from operations	$115,796	$2,211,784	$(2,484,329)	$567,959	$(349,629)

(a)

Effective after the close of business on November 4, 2016, Advisor Class Shares and Class A Shares were renamed to Institutional Shares and Investor Shares. Class C merged into Investor Shares. See Note 5.

(b)	Audited by other independent registered public accounting firm.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Expressed in U.S. Dollars)

	Shelton Greater China Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$106,370	$59,609
Net realized gain (loss) on investments and foreign currency transactions	143,360	489,256
Change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	(133,934)	(1,019,666)
Net increase (decrease) in net assets resulting from operations	115,796	(470,801)

Distributions to shareholders
Distributions from net investment income
Direct	(169,576)	(152,604)
Investor Shares (Class A)	—	—
Class C	—	—
Advisor Class	—	—
Distributions from realized capital gains on investments
Direct or Institutional Shares	—	—
Investor Shares (Class A)	—	—
Class C	—	—
Advisor Class	—	—
Total Distributions	(169,576)	(152,604)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	(471,651)	(1,982,815)
Total increase (decrease)	(525,431)	(2,606,220)

Net assets
Beginning of year	7,725,765	10,331,985
End of year	$7,200,334	$7,725,765
Including undistributed net investment income (loss) of:	$(26,038)	$49,656

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Expressed in U.S. Dollars) (Continued)

	Shelton BDC Income Fund			Shelton Real Estate Income Fund
	Period Ended December 31, 2016 (a)	Year Ended March 31, 2016 (b)	Year Ended March 31, 2015 (b)	Period Ended December 31, 2016 (a)	Year Ended March 31, 2016 (b)	Year Ended March 31, 2015 (b)
Operations
Net investment income (loss)	$766,404	$1,875,209	$433,874	$347,156	$892,549	$959,210
Net realized gain (loss) on investments and foreign currency transactions	67,313	(4,163,727)	(96,089)	1,309,166	1,142,444	2,611,741
Change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	1,378,067	(195,811)	(101,422)	(1,088,363)	(2,384,622)	3,263,392
Net increase (decrease) in net assets resulting from operations	2,211,784	(2,484,329)	236,363	567,959	(349,629)	6,834,343

Distributions to shareholders
Distributions from net investment income
Institutional Shares (Advisor Class)	(20,631)	(364,165)	(1,570)	(26,796)	(278,588)	(951,436)
Investor Shares (Class A)	(598,974)	(1,157,495)	(392,515)	(405,566)	(694,893)	(823,828)
Class C	(147,362)	(374,180)	(54,268)	(98,703)	(338,830)	(325,943)
Distributions from return of capital
Institutional Shares	—	—	—	(13,241)	—	—
Investor Shares (Class A)	—	—	—	(200,411)	—	—
Class C	—	—	—	(48,775)	—	—
Distributions from realized capital gains on investments
Institutional Shares (Advisor Class)	—	—	—	(83,007)	(97,202)	(121,415)
Investor Shares (Class A)	—	—	—	(1,330,591)	(776,435)	(122,655)
Class C	—	—	—	(729,970)	(437,077)	(58,248)
Total Distributions	(766,967)	(1,895,840)	(448,353)	(2,937,060)	(2,623,025)	(2,403,525)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	(5,611,368)	8,534,566	14,258,419	(854,034)	(24,709,426)	7,622,414
Total increase (decrease)	(4,166,551)	4,154,397	14,046,429	(3,223,135)	(27,682,080)	12,053,232

Net assets
Beginning of year	18,200,826	14,046,429	—	19,029,118	46,711,198	34,657,966
End of year	$14,034,275	$18,200,826	$14,046,429	$15,805,983	$19,029,118	$46,711,198
Including undistributed net investment income (loss) of:	$863	$—	$—	$(16,772)	$232,747	$0

(a)	For the nine month period ending December 31, 2016.
(b)	Audited by other independent registered public accounting firm.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Expressed in U.S. Dollars) (Continued)

Shelton Greater China Fund	Direct Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Shares sold	5,052	$32,908	8,249	$61,116
Shares issued in reinvestment of distributions	20,322	135,331	16,080	116,550
Shares repurchased	(97,073)	(639,890)	(272,648)	(2,160,481)
Net increase (decrease)	(71,699)	$(471,651)	(248,319)	$(1,982,815)

Shelton BDC Income Fund (See Note 5)	Institutional Shares (c)
	Period of April 1 to December 31, 2016		Year Ended March 31, 2016 (b)		Year Ended March 31, 2015 (b)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	3,218	$29,097	1,318,933	$11,925,742	10,791	$105,440
Shares issued in reinvestment of distributions	1,096	9,718	32,916	279,231	162	1,570
Shares repurchased	(10,948)	(98,802)	(1,310,008)	(10,461,336)	—	—
Net increase (decrease)	(6,634)	$(59,987)	41,841	$1,743,637	10,953	$107,010

	Investor Shares (c)
	Period of April 1 to December 31, 2016		Year Ended March 31, 2016 (b)		Year Ended March 31, 2015 (b)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	513,711	$4,552,771	1,269,383	$11,709,634	1,291,012	$12,652,553
Shares issued in reinvestment of distributions	39,996	360,369	91,757	797,018	27,501	263,935
Shares repurchased	(586,581)	(5,325,885)	(1,057,200)	(9,059,520)	(111,937)	(1,076,149)
Net increase (decrease)	(32,874)	$(412,745)	303,940	$3,447,132	$1,206,576	$11,840,339

	Class C (c)
	Period of April 1, 2016 to November 4, 2016		Year Ended March 31, 2016 (b)		Year Ended March 31, 2015 (b)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	2,803	$25,000	557,108	$5,161,301	235,054	$2,295,182
Shares issued in reinvestment of distributions	9,328	83,227	24,357	209,734	3,106	29,855
Shares repurchased (d)	(590,344)	(5,246,863)	(239,928)	(2,027,238)	(1,484)	(13,967)
Net increase (decrease)	(578,213)	$(5,138,636)	341,537	$3,343,797	236,676	$2,311,070

Shelton Real Estate Income Fund (See Note 5)	Institutional Shares (c)
	Period of April 1 to December 31, 2016		Year Ended March 31, 2016 (b)		Year Ended March 31, 2015 (b)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	576	$5,096	153,480	$1,674,841	313,327	$3,353,570
Shares issued in reinvestment of distributions	5,749	51,043	32,853	347,155	99,755	1,071,679
Shares repurchased	(22,276)	(227,156)	(1,461,815)	(15,791,217)	(786,645)	(8,598,929)
Shares Issued in reorganization	52,898	467,086	—	—	—	—
Net increase (decrease)	36,947	296,069	(1,275,482)	$(13,769,221)	(373,563)	$(4,173,680)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Expressed in U.S. Dollars) (Continued)

	Investor Shares (c)
	Period of November 5 to December 31, 2016		Year Ended March 31, 2016 (b)		Year Ended March 31, 2015 (b)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	547,694	$4,847,530	436,537	$4,796,313	1,580,678	$17,059,406
Shares issued in reinvestment of distributions	197,317	1,774,928	126,351	1,319,066	72,704	786,015
Shares repurchased	(356,265)	(3,643,692)	(1,308,872)	(13,996,599)	(1,245,176)	(13,264,847)
Shares Issued in reorganization	226,031	2,000,375	—	—	—	—
Net increase (decrease)	614,777	$4,979,141	(745,984)	$(7,881,220)	408,206	$4,580,574

	Class C (c)
	Period of April 1, 2016 to November 4, 2016		Year Ended March 31, 2016 (b)		Year Ended March 31, 2015 (b)
	Shares	Value	Shares	Value	Shares	Value
Shares sold	4,898	$51,781	264,181	$2,878,885	713,866	$7,649,768
Shares issued in reinvestment of distributions	82,631	739,724	63,306	657,944	31,477	341,666
Shares repurchased (e)	(740,346)	(6,920,747)	(621,335)	(6,595,814)	(70,339)	(775,914)
Net increase (decrease)	(652,817)	$(6,129,242)	(293,848)	$(3,058,985)	675,004	$7,215,520

(a)	The inception date of Shelton Capital BDC Income Fund is April 22, 2014; the commencement of operations and start of performance is May 2, 2014.
(b)	Audited by other independent registered public accounting firm.
(c)	Following the acquisition on November 4, 2016, the Advisor Class and the A Class were renamed Institutional Shares and Investor Shares. The C Class merged into the Investor Class. See note 5.
(d)	As of the close of business on November 4, 2016, Class C Shares were converted to Investor Shares at the following rates:

Shares Issued	Dollars
486,190	$4,307,646

(e)	As of the close of business on November 4, 2016, Class C Shares were converted to Investor Shares at the following rates:

Shares Issued	Dollars
536,418	$4,747,297

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Expressed in U.S. Dollars)

Shelton Greater China Fund Direct Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of year	$6.89	$7.55	$7.21	$7.12	$6.06
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.10	0.05	0.08	0.03	0.08
Net gain (loss) on securities (both realized and unrealized)	0.03	(0.58)	0.36	0.28	0.98
Total from investment operations	0.13	(0.53)	0.44	0.31	1.06
LESS DISTRIBUTIONS
Dividends from net investment income	(0.16)	(0.13)	(0.10)	(0.22)	—
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.13)	(0.10)	(0.22)	—
Net asset value, end of year	$6.86	$6.89	$7.55	$7.21	$7.12

Total return	1.95%	(7.05)%	6.19%	4.34%	17.49%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$7,200	$7,726	$10,332	$11,415	$17,370
Ratio of expenses to average net assets:
Before expense reimbursements	3.13%	2.60%	2.69%	3.00%	2.17%
After expense reimbursements	1.97%	1.98%	1.98%	2.36%	1.72%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	0.31%	0.01%	0.33%	(0.22)%	0.71%
After expense reimbursements	1.47%	0.63%	1.04%	0.42%	1.16%
Portfolio turnover	11%	0%	5%	10%	81%

	Shelton BDC Income Fund (c)
	Institutional Shares (See Note 5)		Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (i)		Year Ended March 31, 2015 (d)(i)
Net asset value, beginning of year	$8.40		$9.65		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.44		0.80		1.55
Net gain (loss) on securities (both realized and unrealized)	0.72		(1.36)		(1.40)
Total from investment operations	1.16		(0.56)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.45)		(0.69)		(0.50)
Distributions from capital gains	—		—		—
Total distributions	(0.45)		(0.69)		(0.50)
Net asset value, end of year	$9.11		$8.40		$9.65

Total return	14.07	%(g)	(5.76	)%(e)	1.59	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$420		$443		$106
Ratio of expenses to average net assets: (j)
Before expense reimbursements	2.53	%(f)	2.47%		10.23	%(f)
After expense reimbursements	1.24	%(f)	1.25%		1.25	%(f)
Ratio of net investment income (loss) to average net assets (h)			9.30%		17.58	%(f)
Before expense reimbursements	5.26	%(f)
After expense reimbursements	6.55	%(f)
Portfolio turnover	38	%(g)	166%		33	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares.
(d)

The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Shares and Investor Shares is May 2, 2014. The inception date of Shelton Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

(e)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(f)	Annualized
(g)	Not annualized.
(h)	Recognition of net investment income by the fund is affected bu the timing in which the Fund invests. The ratio does not include the ner income of the investment companies in which the Fund invests.
(i)	Audited by other independent registered public accounting firm.
(j)	Does not include expenses of the investment companies in which the fund invests.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Expressed in U.S. Dollars) (Continued)

	Shelton BDC Income Fund
	Investor Shares (see Note 5)		Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2016 (c)		Year Ended March 31, 2016 (i)		Year Ended March 31, 2015 (d)(i)
Net asset value, beginning of year	$8.51		$9.66		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.44		0.70		0.77
Net gain (loss) on securities (both realized and unrealized)	0.71		(1.17)		(0.62)
Total from investment operations	1.15		(0.47)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.45)		(0.68)		(0.49)
Distributions from capital gains	—		—		—
Total distributions	(0.45)		(0.68)		(0.49)
Net asset value, end of year	$9.21		$8.51		$9.66

Total return	13.74	%(g)	(4.83	)%(e)	1.56	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$13,614		$12,853		$11,658
Ratio of expenses to average net assets: (j)
Before expense reimbursements	2.82	%(f)	2.66%		7.61	%(f)
After expense reimbursements	1.50	%(f)	1.45%		1.50	%(f)
Ratio of net investment income (loss) to average net assets (h)			7.89%		8.94	%(f)
Before expense reimbursements	5.16	%(f)
After expense reimbursements	6.48	%(f)
Portfolio turnover	38	%(g)	166%		33	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares.
(d)

The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Shares and Investor Shares is May 2, 2014. The inception date of Shelton Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

(e)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(f)	Annualized
(g)	Not annualized.
(h)	Recognition of net investment income by the fund is affected bu the timing in which the Fund invests. The ratio does not include the ner income of the investment companies in which the Fund invests.
(i)	Audited by other independent registered public accounting firm.
(j)	Does not include expenses of the investment companies in which the fund invests.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Expressed in U.S. Dollars) (Continued)

	Shelton Real Estate Income Fund
	Institutional Shares (See Note 5) (c)		Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (i)		Year Ended March 31, 2015 (i)		Year Ended March 31, 2014 (d)(i)
Net asset value, beginning of year	$10.65		$11.40		$10.22		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.23		0.26		0.27		0.25
Net gain (loss) on securities (both realized and unrealized)	0.07		0.02	(h)	1.58		0.23	(h)
Total from investment operations	0.30		0.28		1.85		0.48
LESS DISTRIBUTIONS
Dividends from net investment income	(0.38)		(0.48)		(0.60)		(0.18)
Distributions from return of capital	(0.18)		—		—		—
Distributions from capital gains	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(2.13)		(1.03)		(0.67)		(0.26)
Net asset value, end of year	$8.82		$10.65		$11.40		$10.22

Total return	3.15	%(g)	2.90	%(e)	18.71	%(e)	5.01	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$908		$703		$15,295		$17,533
Ratio of expenses to average net assets:
Before expense reimbursements	2.49	%(f)	2.01%		2.21%		3.97	%(f)
After expense reimbursements	1.14	%(f)	1.15%		1.15%		1.15	%(f)
Ratio of net investment income (loss) to average net assets			2.40%		2.54%		3.09	%(f)
Before expense reimbursements	1.61	%(f)
After expense reimbursements	2.96	%(f)
Portfolio turnover	137	%(g)	99%		104%		86	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares.
(d)

The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014. The inception date of Shelton Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

(e)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(f)	Annualized
(g)	Not annualized.
(h)
Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(i)	Audited by other independent registered public accounting firm.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Expressed in U.S. Dollars) (Continued)

	Shelton Real Estate Income Fund (c)
	Investor Shares (See Note 5)		Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (i)		Year Ended March 31, 2015 (i)		Year Ended March 31, 2014 (d)(i)
Net asset value, beginning of year	$10.66		$11.40		$10.21		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.21		0.30		0.26		0.28
Net gain (loss) on securities (both realized and unrealized)	0.07		(0.03)		1.57		0.18	(h)
Total from investment operations	0.28		0.27		1.83		0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.35)		(0.46)		(0.57)		(0.17)
Distributions from return of capital	(0.17)		—		—		—
Distributions from capital gains	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(2.09)		(1.01)		(0.64)		(0.25)
Net asset value, end of year	$8.85		$10.66		$11.40		$10.21

Total return	3.02	%(g)	2.79	%(e)	18.47	%(e)	4.83	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$14,898		$11,396		$20,677		$14,362
Ratio of expenses to average net assets:
Before expense reimbursements	2.72	%(f)	2.22%		2.46%		4.22	%(f)
After expense reimbursements	1.39	%(f)	1.36%		1.40%		1.40	%(f)
Ratio of net investment income (loss) to average net assets			2.75%		2.41%		3.47	%(f)
Before expense reimbursements	1.41	%(f)
After expense reimbursements	2.74	%(f)
Portfolio turnover	137	%(g)	99%		104%		86	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares.
(d)

The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014. The inception date of Shelton Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

(e)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(f)	Annualized
(g)	Not annualized.
(h)
Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(i)	Audited by other independent registered public accounting firm.

See accompanying notes to financial statements.

SCM Trust	Notes to Financial Statements	December 31, 2016

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The SCM Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Trust currently consists of three separate series included in these financial statements. The SCM Trust is a Massachusetts business trust formed in July 1988.

The Shelton Greater China Fund (“Greater China Fund”) is an open-end, diversified series of the Trust. The Fund commenced operations in May, 1989 as the R.O.C. Taiwan Fund, a diversified, closed-end investment company. The R.O.C Taiwan Fund changed its name to the Taiwan Greater China Fund on December 29, 2003 and the change became effective on the New York Stock Exchange on January 2, 2004. On October 10, 2011, the Fund registered with the SEC as a diversified, open-end management investment company and began operations as The Shelton Greater China Fund.

The Shelton BDC Income Fund (“BDC Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is April 22, 2014, and the commencement date of operations is May 2, 2014. The investment objective is to provide a high level of income with the potential for capital appreciation. Effective July 1, 2016, Shelton became the advisor to the Fund.

The Shelton Real Estate Income Fund (“Real Estate Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is June 4, 2013, and the commencement date of operations is June 7, 2013. The investment objective is to provide current income with the potential for capital appreciation. Effective July 1, 2016 Shelton became the advisor to the Fund.

The Real Estate Income Fund and the BDC Income Fund (the “Successor Funds”) are each a successor to a series of the Realty Capital Income Funds Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on November 4, 2016. Prior to November 4, 2016, each Successor Fund of the SCM Trust had no investment operations. As a result of the reorganization, holders of Class A and Class C shares of the AR Capital BDC Income Fund received Investor shares of the Shelton BDC Income Fund and holders of Advisor Class received Institutional shares of the Shelton BDC Income Fund. As a result of the reorganization, holders of Class A and Class C shares of the AR Capital Real Estate Income Fund and the AR Capital Real Estate Global Income Fund received Investor Shares of the Shelton Real Estate Income Fund and holders of Advisor Class received Institutional Shares of the Shelton Real Estate Income Fund.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a) Security Valuation — Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third party pricing service are valued at fair value, determined in good faith and in accordance with procedures adopted by the Board of Trustees. The Board has delegated to its Pricing Committee the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings.

(b) Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all of their taxable income to shareholders.

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Distributions to shareholders are recorded on the ex-dividend Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, a Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(d) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(e)  Concentration — The Shelton Greater China Fund concentrates its investments in publicly traded equities issued by corporations located in People’s Republic of China, Hong Kong, Taiwan, or Singapore. The portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the economies of those countries than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars (“NT$”) and Hong Kong Dollars (“HKD”), changes in the relationships of the NT$ and the HKD to the USD may also significantly affect the value of the investments and the earnings of the Trust.

The Shelton Real Estate Income Fund concentrates its investments in real estate securities (i.e., securities of issuers in the real estate industry), including securities issued by REITs. The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers their potential for capital appreciation. The Advisor considers real estate securities to be securities issued by a company that (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2016

estate, or (b) has at least 50% of its assets invested in such real estate. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The Fund invests in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies. The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor.

Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating. Debt securities in which the Fund may invest include corporate debt obligations and CMBS. Debt securities acquired by the Fund may also include high-yield debt securities (commonly referred to as ‘‘junk’’ bonds) issued or guaranteed by real estate companies or other companies. The Fund invests in securities across all market capitalization ranges. The Fund may invest up to 15% of its net assets in illiquid securities.

The Shelton BDC Income Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (‘‘BDCs’’) that are traded on one or more nationally recognized securities exchanges. The equity securities in which the Fund may invest consist of common stocks, securities convertible into common stocks; and preferred stocks. In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

(f) Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(g) Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

(h) Accounting for Uncertainty in Income Taxes — The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(i) Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at December 31, 2016 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)
Fund	Investments in Securities(b)	Investments in Securities(c)	Investments in Securities	Total Assets
Greater China Fund	$7,009,045	$—	$—	$7,009,045
BDC Income Fund	13,420,318	—	—	13,420,318
Real Estate Income Fund	14,743,099	257,500	—	15,000,599

(a)	It is the Fund’s policy to recognize transfers between levels on the last day of the fiscal reporting period. Greater China Fund had a transfer out of level three to level one.
(b)

All publicly traded common stocks and preferred stocks held in the Funds are Level 1 securities. For a detailed break-out of equity securities by major industry classification, please refer to the Portfolio of Investments.

(c)	All fixed income securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2016

Level 3 Securities	Greater China Fund
Beginning Balance	$138,881
Net Purchases	—
Net Sales	—
Total Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	(59,760)
Accrued Interest	—
Transfers into Level 3	—
Transfers out of Level 3	(79,121)
Ending Balance	$—

NOTE 2 - INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton Capital Management (“Shelton Capital” or the “Advisor”), a California limited partnership, provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Net Assets
Greater China Fund	1.25%
BDC Income Fund	0.90%
Real Estate Income Fund	0.80%

Advisory Fees – The Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) which became effective July 1, 2016 between the Trust and Shelton. Under the Interim Advisory Agreement, Shelton Capital provided or arranged to provide the same advisory services to the Real Estate Income Fund and BDC Income Fund on the same terms as those provided under the previous investment advisory agreement (the “Prior Investment Advisory Agreement”) between the Trust and National Fund Advisors, LLC (“NFA”). Pursuant to the Prior and Interim Advisory Agreement with the Funds, the investment advisor (either Shelton Capital or NFA, as applicable) directed the daily operations of the Funds and supervised the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by such investment adviser (either Shelton Capital or NFA, as applicable), each Fund paid an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% and 0.80% of the BDC Income Fund’s and the Real Estate Income Fund’s average daily net assets. The Funds’ sub-advisors are paid by the Advisor, not the Funds.

For the year ended March 31, 2016 and the period April 1 2016 to June 30, 2016, NFA charged the Real Estate Income Fund and the BDC Income Fund advisory fees at the rates of 0.80% and 0.90% of the funds’ daily net assets, respectively. For the year ended March 31, 2016 and the period April 1, 2016 to June 30, 2016, NFA made expense reimbursement payments in the amounts of $18,990 and $43,930 for the Real Estate Income Fund and $72,304 and $70,006 for the BDC Income Fund respectively. Due to the reimbursements paid, this resulted in net advisory fee of $0 paid to NFA for the year ended March 31, 2016 and the period of April 1 to June 30, 2016.

Effective July 1, 2016 for the Shelton BDC Income Fund and the Shelton Real Estate Income Fund, Shelton has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the Fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect indefinitely. Shelton may recoup from the Fund any fees or expenses previously waived or paid by Shelton or NFA pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recoup any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid. Prior to July 1, 2016 NFA had contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, distribution fees, and extraordinary expenses) in order to limit the Funds’ Other Expenses to 0.35% of average daily net assets of the Fund’s shares (the “Expense Cap”).

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement is effective until January 2, 2018, unless renewed and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the voluntary expense limits, for the period ended December 31, 2016 are as follows:

	Voluntary Expense Limitation
Fund	Direct Shares	Institutional Shares	Investor Shares	Expiration
Greater China Fund	1.98%	N/A	N/A	1/2/18
BDC Income Fund	N/A	1.25%	1.50%	1/2/18
Real Estate Income Fund	N/A	1.15%	1.40%	1/2/18

At December 31, 2016, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $2,406,648. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 3/31/17	Expires 12/31/17	Expires 3/31/18	Expires 12/31/18	Expires 3/31/19	Expires 12/31/19	Total
Greater China Fund	$—	$74,912	$—	$58,370	$—	$84,130	$217,412
BDC Income Fund	—	—	286,420	—	281,806	160,178	728,404
Real Estate Income Fund	575,467	—	425,681	—	305,545	154,139	1,460,832
Total	$575,467	$74,912	$712,101	$58,370	$587,351	$398,447	$2,406,648

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2016

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon Board of trustee review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton Capital receives an administration fee, which was revised on January 1, 2011. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton Capital. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed on the Statement of Operations. For the period of April 1, 2016 to November 4, 2016 and the year ended March 31, 2016, Gemini Fund Services was the administrator for the BDC Income Fund and the Real Estate Income Fund. For the period of November 5, 2016 to December 31, 2016, Shelton Capital received $6,403 and $3,434 from the Real Estate and BDC Income Funds, respectively.

Certain officers and trustees of the Trust are also partners of Shelton Capital. Teresa Axelson has served as the Chief Compliance Officer (“CCO”) of the Trust since November 2011. Ms. Axelson is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of her salary allocated to her duties as the CCO of the Trust during her employment, and Shelton Capital is reimbursed by the Trust for this portion of her salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The SCM Trust adopted a Distribution Plan (the “Plan”), as amended (date), pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Advisor Shares of each Fund of the Shelton Funds pays the Distributor for expenses that relate to the promotion and distribution of shares. Under the Plan, the Advisor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

From April 1, 2015 to December 31, 2015, Realty Capital Securities, LLC was the Distributor for the Funds. For this period, the Board adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the BDC Income Fund and Real Estate Income Fund (the “Funds”). The Plan provided that a monthly service and/or distribution fee (the “12b-1” Fee) be calculated by the Funds at an annual rate of 0.25% and 1.00% of the average daily NAV of the Class A and Class C shares, respectively, for the Funds. With respect to the Class A shares of the Real Estate Income Fund and the BDC Income Fund, 0.25% is paid for distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the Distributor. With respect to Class C shares of the Funds, 0.25% was paid for certain ongoing individual shareholder and administrative services and 0.75% was paid for distribution services, including past distribution services incurred. This payment was fixed at 1.00% and was not based on expenses incurred by the Distributor.

For the year ended March 31, 2016, the following were paid by each Fund of the Trust:

Fund	Class C 12b-1 Fees	Class A 12b-1 Fees
BDC Income Fund	$36,975	$29,942
Real Estate Income Fund	81,725	36,449

For the period April 1, 2016 to December 31, 2016, the following were paid by each Fund of the Trust:

Fund	Class C 12b-1 Fees	Class Investor 12b-1 Fees
BDC Income Fund	$28,692	$23,357
Real Estate Income Fund	36,768	20,649

From the period April 1, 2015 through December 31, 2015, Realty Capital Securities, LLC received underwriting commissions as shown in the table below for sales of Class A shares and Class C shares respectively, and the amounts retained by the principal underwriter or other affiliated broker dealers from the sales of Class A shares and Class C shares, respectively. The amounts as of March 31, 2016 were as follows:

Fund	Class A	Class A Retained	Class C	Class C Retained
BDC Income Fund	$309,976	$32,928	$68,955	$16,829
Real Estate Income Fund	123,632	12,166	49,743	21,401

For the period January 1, 2016 until March 24, 2016, the Funds did not have a distributor and were not able to offer shares. Effective March 25, 2016, RFS Partners (“RFS”) serves as the principal underwriter for the Funds pursuant to a principal underwriting agreement between the Trust and RFS. For the period discussed above, the Distributor acted as the Funds’ principal underwriter in a continuous public offering of the Funds’ Investor class and Institutional class shares. The Distributor is an affiliate of the Advisor.

For the April 1, 2016 to November 4, 2016 period, the Distributor acted as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C and Advisor Class shares. The Distributor is an affiliate of Shelton and received underwriting commissions as shown in the table below for sales of Class A shares and Class C shares respectively, and the amounts retained by the principal underwriter or other affiliated broker-dealers from the sales of Class A shares and Class C shares, respectively. Effective November 5, 2016, the Funds were no longer subject to underwriting commissions.

Fund	Class A	Class A Retained	Class C	Class C Retained
Real Estate Income	$40	$3	$1,389	$1,389
BDC Income	7,933	888	1,320	1,320
Global Real Estate Income	40	2	332	332

NOTE 3 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the period ended December 31, 2016 were as follows:

Fund	Purchases	Sales
Greater China Fund	$756,233	$1,117,497
BDC Income Fund*	6,096,849	11,624,772
Real Estate Income Fund*	20,151,666	23,673,164

*	For the nine months ended December 31, 2016.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2016

NOTE 4 - TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, permanent differences resulting from different book and tax accounting for net operating losses, expiration of capital loss carryforwards and treatment of foreign currency gains have been reclassified. The reclassifications were as follows:

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) Accumulated Gain (Loss)
Greater China Fund	$—	$(12,488)	$12,488
BDC Income Fund	(1,426)	1,426	—
Real Estate Income Fund	1,650,155	(65,610)	(1,584,545)

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2016 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carry Forwards	Unrealized Appreciation (Depreciation)	Post October and Other Losses (b)	Total Distributable Earnings
Greater China Fund	$3,991	$—	$(12,362,955)	$978,940	$—	$(11,380,474)
BDC Income Fund	863	—	(3,460,813)	645,211	(303,820)	(3,118,559)
Real Estate Income Fund	—	—	(1,548,373)	514,582	(6,168)	(1,039,959)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and PFICs.

Elective Deferrals: The BDC Fund has elected to defer $303,820 of capital losses recognized during the period November 1, 2016-December 31, 2016.

The Real Estate Fund has elected to defer $6,168 of ordinary losses to the period ending December 31, 2017.

Capital Losses: Capital loss carry forwards, as of December 31, 2016, available to offset future capital gains, if any, are as follows:

Expiring	Greater China Fund	BDC Income Fund	Real Estate Income Fund
2017	$10,930,578	$—	$—
Long Term with No Expiration	235,607	763,025	114,152	*
Short Term with No Expiration	1,196,770	2,697,788	1,434,221	*
Total	$12,362,955	$3,460,813	$1,548,373

*	Subject to limitations under §382 of the Code

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

The tax character of distributions paid during are as follows:

Fund	Year	Return of Capital	Ordinary Income	Long-Term Capital Gains (a)	Total Distributions
Greater China Fund	December 31, 2015	$—	$152,604	$—	$152,604
	December 31, 2016	—	169,576	—	169,576
	March 31, 2016	—	1,895,840	—	1,895,840
BDC Income Fund	March 31, 2015	—	443,308	5,045	448,353
	December 31, 2016(b)	—	766,967	—	766,967
Real Estate Income Fund	March 31, 2015	—	2,321,774	81,751	2,403,525
	March 31, 2016	—	1,312,311	1,310,714	2,623,025
	December 31, 2016(b)	262,427	1,141,052	1,533,581	2,937,060

(a)	The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2016.
(b)	For the period April 1 to December 31, 2016.

NOTE 5 – REORGANIZATIONS

On October 21, 2016, the shareholders of the AR Capital BDC Income Fund, the AR Capital Global Real Estate Income Fund and the AR Capital Real Estate Income Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of such funds by the Shelton BDC Income Fund and the Shelton Real Estate Income Fund, respectively. The reorganization was effective as of the close of business on November 4, 2016. The following tables illustrate the specifics of each Fund’s reorganization:

AR Capital BDC Income Fund Net Assets	Shares issued to Shareholders of AR Capital BDC Income Fund	Shelton BDC Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$14,780,538	1,668,286	$—	$14,780,538	Non-taxable

(1)	Includes accumulated realized gains and unrealized appreciation in the amounts of $332,361 and $223,360 respectively.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2016

AR Capital Global Real Estate Income Fund Net Assets	Shares issued to Shareholders of AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$2,467,461	278,928	$—	$16,524,350	Non-taxable

(1)	Includes accumulated realized gain and unrealized depreciation in the amounts of $120,779 and $(177,489) respectively.

AR Capital Real Estate Income Fund Net Assets	Shares issued to Shareholders of AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$14,056,889	1,588,861	$—	$16,524,350	Non-taxable

(1)	Includes accumulated realized gains and unrealized appreciation in the amounts of $1,178,287 and $480,458 respectively.

As of close of business on November 4, 2016, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
ARC Global Real Estate Income Fund Class A	8.37	.9456 to 1	159,382	1,410,528	8.85	Shelton Real Estate Income Fund Investor Class
ARC Global Real Estate Income Fund Class C	8.37	.9454 to 1	66,649	589,847	8.85	Shelton Real Estate Income Fund Investor Class
ARC Global Real Estate Income Fund Advisor Class	8.38	.949 to 1	52,898	467,085	8.83	Shelton Real Estate Income Fund Institutional Class

ARC Real Estate Income Fund Class A	8.85	1	995,315	8,805,282	8.85	Shelton Real Estate Income Fund Investor Class
ARC Real Estate Income Fund Class C	8.80	.9944 to 1	536,418	4,747,297	8.85	Shelton Real Estate Income Fund Investor Class
ARC Real Estate Income Fund Advisor Class	8.83	1	57,128	504,310	8.83	Shelton Real Estate Income Fund Institutional Class

ARC BDC Income Fund Class A	8.86	1	1,139,403	10,099,544	8.86	Shelton BDC Income Fund Investor Class
ARC BDC Income Fund Class C	8.84	.99774 to 1	486,190	4,307,647	8.86	Shelton BDC Income Fund Investor Class
ARC BDC Income Fund Advisor Class	8.74	1	42,694	373,348	8.74	Shelton BDC Income Fund Institutional Class

Assuming the acquisition had been completed on April 1, 2016, the beginning of the annual reporting period, of the Shelton Real Estate Income Fund’s pro forma results of operations for the period ended December 31, 2016 are as follows:

Shelton Real Estate Income Fund
Net Investment Income	$412,918
Net gain on Investments	164,093
Net increase in net assets resulting from operations	577,011

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the former AR Capital Global Real Estate Income Fund that have been included in the Shelton Real Estate Income Fund’s statement of operations since November 4, 2016.

Note 6 – SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of issuance of the financial statements, and has determined that there were no subsequent events requiring recognition or disclosure with the exception of Teresa Axelson retiring as Chief Compliance Officer of the Trust on February 28, 2017.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
SCM Trust
Denver, Colorado

We have audited the accompanying statement of assets and liabilities of Shelton Greater China Fund, Shelton BDC Income Fund (formerly AR Capital BDC Income Fund), and Shelton Real Estate Income Fund (formerly AR Capital Real Estate Income Fund) (the “Funds”), each a series of SCM Trust, including the portfolios of investments, as of December 31, 2016, and with respect to Shelton Greater China Fund the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and with respect to Shelton BDC Income Fund and Shelton Real Estate Income Fund the statements of operations, and the statement of changes in net assets and the financial highlights for the period April 1, 2016 to December 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of operation and changes in net assets for the year ended March 31, 2016 and the financial highlights for the each of the periods prior to March 31, 2016 were audited by other auditors, and in their opinion dated May 31, 2016 they expressed an unqualified opinion on said financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shelton Greater China Fund, Shelton BDC Income Fund, and Shelton Real Estate Income Fund as of December 31, 2016, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2017

SCM Trust	Additional Information (Unaudited)	December 31, 2016

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2016. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information filed in the form N-Q also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the SCM Trust uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2016, is available upon request, at no charge, at the phone number below, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the SCM Trust. It is authorized for distribution only if preceded or accompanied by a current SCM Trust prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Fund.

Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Fund:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C. Rogers	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chairman and Trustee	Since June, 2011
Kevin T. Kogler	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Trustee	Since June, 2011
Marco L. Quazzo	1050 17th Street, Suite 1710 Denver, CO 80265	1962	Trustee	Since August, 2014
Stephen H. Sutro	1050 17th Street, Suite 1710 Denver, CO 80265	1969	Trustee	Since June, 2011
William P. Mock	1050 17th Street, Suite 1710 Denver, CO 80265	1966	Treasurer	Since June, 2011
Teresa E. Axelson*	1050 17th Street, Suite 1710 Denver, CO 80265	1947	Chief Compliance Officer, Secretary	Chief Compliance Officer since November, 2011, Secretary since August, 2012

The principal occupations of the Trustees and Executive Officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers**	Chief Executive Officer, Shelton Capital Management, 1999 to present. ETF Spreads, 2007 to present.
Kevin T. Kogler

President & Founder of MicroBiz LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2005 to 2006. ETF Spreads, 2007 to present.

Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March, 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.
Stephen H. Sutro	Managing Partner, Duane Morris LLP (law firm), 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to Present. ETF Spreads, 2007 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present.
Teresa E. Axelson

Chief Compliance Officer, Shelton Capital Management, 2011 to present; Secretary, 2012 to present; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc., SM&R Investments, Inc. and American National Investment Inc. 1968-2010. ETF Spreads, 2007 to present.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*	Effective March 6, 2017, Ms. Axelson was replaced as Chief Compliance Officer by Gregory T. Pusch.
**

Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

THIS PAGE INTENTIONALLY LEFT BLANK

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)
Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable
(a)(3)
Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2015 and December 31, 2016 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/15	12/31/16
Audit Fees	$30,000	$50,000
Audit-Related Fees	0	0
Tax Fees *	3,500	8,500
All Other Fees	0	0
Total	$33,500	$58,500

*
Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)
In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2015 and December 31, 2016 are $0 and $0, respectively.

(h)	N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Kevin T. Kogler (Chairman), Stephen H. Sutro, and Marco L. Quazzo.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.
(b)
Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCM Trust

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 9, 2017

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: March 9, 2017